                                                                    EXHIBIT 99.2

CONTACT:
Media Relations                                    Investor Relations
Alan Bernheimer                                    Jenifer Kirtland
Maxtor Corporation                                 Maxtor Corporation
408-894-4233                                       408-324-7056
alan_bernheimer@maxtor.com                         jenifer_kirtland@maxtor.com


              MAXTOR CORPORATION REPORTS THIRD QUARTER 2004 RESULTS

MILPITAS, Calif., October 20, 2004 -- Maxtor Corporation (NYSE: MXO) today announced its financial results for the third quarter ended September 25, 2004. Revenue for the quarter was $927.2 million. The Company reported a net loss on a GAAP basis in the third quarter of 2004 of $90.6 million, or $(0.36) per share. Included in the GAAP net loss was $27.2 million of severance and facilities-related restructuring charges and a $5.1 million charge for the amortization of intangible assets. On a non-GAAP basis, excluding these charges, Maxtor reported a net loss of $58.3 million, or $(0.23) per share. In the third quarter of 2003, revenue totaled $1.066 billion. Net income on a GAAP basis in the third quarter of 2003 was $29.9 million, or $0.12 per diluted share. The GAAP net income included a charge for the amortization of intangible assets and stock-based compensation expense totaling $20.7 million. On a non-GAAP basis, excluding these charges, net income in the third quarter of 2003 was $50.6 million, or $0.20 per diluted share.

"Demand in the third quarter reflected seasonal strength and revenue was above our initial expectations," said Paul Tufano, president and chief executive officer. "Our average selling price declined from $71 in the second quarter to $67 in the third, a 6% quarter over quarter reduction."

Maxtor shipped 13.8 million hard drives in the quarter. Included in this total were 643,000 of SCSI drive shipments and 1,543,000 drives sold to consumer electronics OEMs.

The gross profit margin was 6.4% in the third quarter compared with 9.0% in the second. The decrease was largely the result of price erosion and an anticipated settlement to a European OEM. Operating expenses on a GAAP basis and on a non-GAAP basis were $144.9 million and $112.6 million, respectively.

"We continued to make progress on several key initiatives during the quarter," Mr. Tufano continued. "We generated $17.4 million in cash from operations in the third quarter. MKE has completed its last volume build of 10,000 rpm SCSI drives for Maxtor. The next generation SCSI drives manufactured in our Singapore facility are currently in qualification with several OEMs, and we anticipate shipments in the fourth quarter. Our facility in China is ramping on schedule and we expect continued volume growth from that factory as we move through the remainder of 2004 and 2005."

ABOUT MAXTOR
Maxtor Corporation (www.maxtor.com) is one of the world's leading suppliers of information storage solutions. The Company has an expansive line of storage products for desktop computers, near-line storage, high-performance Intel-based servers, and consumer electronics. Maxtor has a reputation as a proven market leader built by consistently providing high-quality products and service and support for its customers. Maxtor and its products can be found at www.maxtor.com or by calling toll-free (800) 2-MAXTOR. Maxtor is traded on the NYSE under the MXO symbol.

The Company's results are subject to risks and uncertainties which could materially affect the Company's results, including, but not limited to, market demand for hard disk drives, qualification of the Company's products, market acceptance of the Company's products, the Company's ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, international security and political stability, and general economic and industry conditions. These and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K for fiscal 2003. Maxtor is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

CONFERENCE CALL
MAXTOR HAS SCHEDULED A CONFERENCE CALL FOR ANALYSTS AND INVESTORS TODAY, OCTOBER 20, 2004, AT 2:30 P.M. PT TO DISCUSS THE THIRD QUARTER 2004 RESULTS AND TO PROVIDE AN OUTLOOK ON THE FOURTH QUARTER. FINANCIAL INFORMATION TO BE DISCUSSED ON THE CALL WILL BE AVAILABLE ON THE COMPANY'S WEBSITE IMMEDIATELY PRIOR TO THE COMMENCEMENT OF THE CALL. ADDITIONAL INFORMATION, INCLUDING THE RECONCILIATION OF GAAP FINANCIAL MEASURES TO THE COMPARABLE NON-GAAP FINANCIAL MEASURES DISCUSSED ON THE CALL, IS ALSO POSTED ON THE COMPANY'S WEBSITE IN THE INVESTOR RELATIONS SECTION. THE DIAL-IN NUMBER FOR THE LIVE CALL IS (800) 473-8796. THE CALL WILL BE WEBCAST ON THE COMPANY'S SITE AT www.maxtor.com. THERE WILL BE A REPLAY AVAILABLE SHORTLY FOLLOWING THE CALL THROUGH OCTOBER 27, 2004. THE DIAL-IN NUMBER FOR THE REPLAY IS
(800) 252-6030, ACCESS CODE: 26600488.

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                                September 25,         December 27,
                                                                                    2004                 2003
                                                                                -------------         ------------
ASSETS

Current assets:
      Cash and cash equivalents                                                  $  391,465            $  530,816
      Restricted cash                                                                22,686                37,154
      Marketable securities                                                          64,894                44,543
      Restricted marketable securities                                               42,974                42,337
      Accounts receivable, net                                                      446,800               578,907
      Inventories                                                                   251,060               218,011
      Prepaid expenses and other                                                     39,140                38,301
                                                                                 ----------            ----------
           Total current assets                                                   1,259,019             1,490,069

Property, plant and equipment, net                                                  374,762               342,679
Goodwill and other intangible assets, net                                           844,629               875,570
Other assets                                                                         34,297                13,908
                                                                                 ----------            ----------
           Total assets                                                          $2,512,707            $2,722,226
                                                                                 ==========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Short-term borrowings, including current portion of long-term debt         $   70,648            $   77,037
      Accounts payable                                                              698,524               730,056
      Accrued and other liabilities                                                 324,075               454,388
      Liabilities of discontinued operations                                            689                 1,487
                                                                                 ----------            ----------
              Total current liabilities                                           1,093,936             1,262,968

Deferred taxes                                                                      196,455               196,455
Long-term debt, net of current portion                                              400,208               355,809
Other liabilities                                                                   195,601               186,485
                                                                                 ----------            ----------
           Total liabilities                                                      1,886,200             2,001,717
Total stockholders' equity                                                          626,507               720,509
                                                                                 ----------            ----------
           Total liabilities and stockholders' equity                            $2,512,707            $2,722,226
                                                                                 ==========            ==========

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands except share and per share amounts)
                                  (Unaudited)

                                                      Three months ended                      Nine months ended
                                                      ------------------                      -----------------
                                                September 25,      September 27,        September 25,       September 27,
                                                    2004                2003                 2004                2003
                                              ---------------    ---------------      ---------------    ----------------
Net revenues                                     $    927,204       $  1,065,531         $  2,765,146       $   2,915,323
Cost of revenues                                      867,680            883,106            2,476,773           2,411,805
                                                  -----------        -----------          -----------         -----------
Gross profit                                           59,524            182,425              288,373             503,518



Operating expenses:
       Research and development                        78,167             88,172              243,552             259,051
       Selling, general and administrative             34,477             33,875               99,374              96,774
       Amortization of intangible assets                5,052             20,562               30,941              61,686
       Restructuring charge                            27,247                  -               27,247                   -
                                                  -----------        -----------          -----------         -----------
             Total operating expenses                 144,943            142,609              401,114             417,511
                                                  -----------        -----------          -----------         -----------


Income (loss) from operations                         (85,419)            39,816             (112,741)             86,007


Interest expense                                       (7,805)            (8,966)             (24,001)            (22,713)
Interest income                                         1,276              1,183                3,646               3,814
Income from litigation                                      -                  -               24,750                   -
Other gain (loss)                                          13               (937)                  67                (694)
                                                  -----------        -----------          -----------         -----------

Income (loss) before income taxes                     (91,935)            31,096             (108,279)             66,414

Provision for (benefit from) income taxes              (1,300)             1,209                 (709)              2,923
                                                  -----------        -----------          -----------         -----------
Net income (loss)                                $    (90,635)      $     29,887         $   (107,570)       $     63,491
                                                  ===========        ===========          ===========         ===========

Net income (loss)  per share - basic             $      (0.36)      $       0.12         $      (0.43)       $       0.26

Net income (loss) per share - diluted            $      (0.36)      $       0.12         $      (0.43)       $       0.26

Shares used in per share calculation
             -basic                               248,728,113        241,618,230          247,611,347         242,135,752
             -diluted                             248,728,113        252,343,682          247,611,347         248,358,269

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                  (Unaudited)

                                                                 Three months ended
                                                    ----------------------------------------------------
                                                         GAAP                                Non-GAAP
                                                     September 25,       Non-GAAP          September 25,
                                                         2004           Adjustments             2004
                                                     -------------      -----------        -------------
Net revenues                                        $    927,204        $       -         $    927,204
Cost of revenues                                         867,680                -              867,680
                                                     -----------       ----------           ----------
Gross profit                                              59,524                                59,524
                                                                                -

Operating expenses:
       Research and development                           78,167                -               78,167
       Selling, general and administrative                34,477                -               34,477
       Amortization of intangible assets                   5,052           (5,052) (2)               -
       Restructuring charge                               27,247          (27,247) (4)               -
                                                     -----------        ---------          -----------
             Total operating expenses                    144,943          (32,299)             112,644
                                                     -----------        ---------         ------------
Income (loss) from operations                            (85,419)          32,299              (53,120)

Interest expense                                          (7,805)               -               (7,805)
Interest income                                            1,276                -                1,276
Other gain (loss)                                             13                -                   13
                                                     -----------       ----------         ------------

Income (loss) before income taxes                        (91,935)          32,299              (59,636)
Provision for (benefit from) income taxes                 (1,300)               -               (1,300)
                                                     -----------        ---------         ------------

Net income (loss)                                   $    (90,635)      $   32,299         $    (58,336)
                                                    ============       ==========         ============

Net income (loss) per share - basic                 $      (0.36)                         $      (0.23)

Net income (loss) per share - diluted               $      (0.36)                         $      (0.23)

Shares used in per share calculation
             -basic                                  248,728,113                           248,728,113
             -diluted                                248,728,113                           248,728,113



                                                                 Three months ended
                                                 ------------------------------------------------------
                                                       GAAP                                 Non-GAAP
                                                   September 27,        Non-GAAP         September 27,
                                                       2003           Adjustments             2003
                                                   -------------      -----------        -------------
Net revenues                                     $    1,065,531         $      -        $  1,065,531
Cost of revenues                                        883,106              (15) (1)        883,091
                                                    -----------        ---------         -----------
Gross profit                                            182,425               15             182,440


Operating expenses:
       Research and development                          88,172             (129) (1)         88,043
       Selling, general and administrative               33,875              (48) (1)         33,827
       Amortization of intangible assets                 20,562          (20,562) (3)              -
       Restructuring charge                                   -                -                   -
                                                    -----------        ---------        ------------
             Total operating expenses                   142,609          (20,739)            121,870
                                                    -----------        ---------        ------------
Income (loss) from operations                            39,816           20,754              60,570

Interest expense                                         (8,966)               -              (8,966)
Interest income                                           1,183                -               1,183
Other gain (loss)                                          (937)               -                (937)
                                                    -----------        ---------        ------------

Income (loss) before income taxes                        31,096           20,754              51,850
Provision for (benefit from) income taxes                 1,209                -               1,209
                                                    -----------        ---------        ------------

Net income (loss)                                  $     29,887       $   20,754        $     50,641
                                                    ===========        =========         ===========

Net income (loss) per share - basic                $       0.12                         $       0.21

Net income (loss) per share - diluted              $       0.12                         $       0.20

Shares used in per share calculation
             -basic                                 241,618,230                          241,618,230
             -diluted                               252,343,682                          252,343,682



(1) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.2 million.
(2)   Amount reflects amortization of intangible assets of $5.1 million.
(3)   Amount reflects amortization of intangible assets of $20.6 million.
(4)   Amount reflects restructuring charge of $27.2 million.

                               MAXTOR CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                  (Unaudited)

                                                                   Nine months ended
                                                   ---------------------------------------------------
                                                       GAAP                                Non-GAAP
                                                   September 25,       Non-GAAP           September 25,
                                                       2004          Adjustments             2004
                                                  --------------     -----------       ----------------
Net revenues                                      $  2,765,146        $      -           $  2,765,146
Cost of revenues                                     2,476,773              (9) (1)         2,476,764
                                                   -----------        --------            -----------
Gross profit                                           288,373               9                288,382


Operating expenses:
       Research and development                        243,552             (27) (1)           243,525
       Selling, general and administrative              99,374             (75) (1)            99,299
       Amortization of intangible assets                30,941         (30,941) (3)                 -
       Restructuring charge                             27,247         (27,247) (5)                 -
                                                   -----------       ---------           ------------
             Total operating expenses                  401,114         (58,290)               342,824
                                                   -----------       ---------           ------------

Income (loss) from operations                         (112,741)         58,299                (54,442)

Interest expense                                       (24,001)              -                (24,001)
Interest income                                          3,646               -                  3,646
Income from litigation                                  24,750         (24,750) (6)                 -
Other gain (loss)                                           67               -                     67
                                                   -----------        --------           ------------

Income (loss) before income taxes                     (108,279)         33,549                (74,730)
Provision for (benefit from) income taxes                 (709)              -                   (709)
                                                   -----------        --------           ------------

Net income (loss)                                 $   (107,570)      $  33,549           $    (74,021)
                                                   ===========        ========           ============

Net income (loss) per share - basic               $      (0.43)                          $      (0.30)

Net income (loss) per share - diluted             $      (0.43)                          $      (0.30)

Shares used in per share calculation
             -basic                                247,611,347                            247,611,347
             -diluted                              247,611,347                            247,611,347



                                                                 Nine months ended
                                                 ---------------------------------------------------
                                                      GAAP                               Non-GAAP
                                                  September 25,      Non-GAAP          September 25,
                                                      2003          Adjustments            2003
                                                 ----------------   -----------      ---------------
Net revenues                                      $  2,915,323       $      -           $  2,915,323
Cost of revenues                                     2,411,805            (57) (2)         2,411,748
                                                   -----------       --------             ----------
Gross profit                                           503,518             57                503,575


Operating expenses:
       Research and development                        259,051           (451) (2)           258,600
       Selling, general and administrative              96,774           (180) (2)            96,594
       Amortization of intangible assets                61,686        (61,686) (4)                 -
       Restructuring charge                                  -              -                      -
                                                   -----------       --------            -----------
             Total operating expenses                  417,511        (62,317)               355,194
                                                   -----------       --------            -----------

Income (loss) from operations                           86,007         62,374                148,381

Interest expense                                       (22,713)             -                (22,713)
Interest income                                          3,814              -                  3,814
Income from litigation                                       -              -                      -
Other gain (loss)                                         (694)             -                   (694)
                                                   -----------       --------             ----------

Income (loss) before income taxes                       66,414         62,374                128,788
Provision for (benefit from) income taxes                2,923              -                  2,923
                                                   -----------       --------            -----------

Net income (loss)                                 $     63,491       $ 62,374           $    125,865
                                                   ===========       ========            ===========

Net income (loss) per share - basic               $       0.26                          $       0.52

Net income (loss) per share - diluted             $       0.26                          $       0.51

Shares used in per share calculation
             -basic                                242,135,752                           242,135,752
             -diluted                              248,358,269                           248,358,269



(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.1 million.
(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.7 million.
(3)   Amount reflects amortization of intangible assets of $30.9 million.
(4)   Amount reflects amortization of intangible assets of $61.7 million.
(5)   Amount reflects restructuring charge of $27.2 million.
(6) Amount reflects Koninklijke Philips Electronics N.V. litigation settlement of $24.8 million.